SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 11, 2003

Date of Report (Date of earliest event reported)

TARANTELLA, INC.

(Exact name of registrant as specified in its charter)

California	000-21484	94-2549086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Encinal Street

Santa Cruz, California 95060

(Address of principal executive offices)

(831) 427-7222

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

99.1	Press release dated August 11, 2003.

Item 12.    Results of Operations and Financial Condition

On August 11, 2003, Tarantella, Inc. issued a press release rescheduling its earnings announcement for its fiscal third quarter ended June 30, 2003 to August 19, 2003 in order to resolve issues related to the discovery of isolated unauthorized business practices within the sales force.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARANTELLA, INC.

Date:	August 11, 2003	By:	/s/ RANDY BRESEE
Randy Bresee Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated August 11, 2003.